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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): October 3, 2002



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                  _______________                22-2906892
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


           2950 North Loop West, 7th Floor
                   Houston, Texas                              77092
      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 5.  OTHER EVENTS

                  On October 3, 2002, NATCO Group Inc. issued a press release announcing the award of certain Pemex projects and commented on certain project and revenue delays. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated October 3, 2002




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 7, 2002
                                           NATCO Group Inc.



                                           By: /s/ J. Michael Mayer
                                              ----------------------------------
                                               J. Michael Mayer
                                               Senior Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX


             Exhibits

               99.1     Press Release, dated October 3, 2002